[Logo]  M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



                       MFS(R) MUNICIPAL
                       LIMITED MATURITY FUND
                       ANNUAL REPORT o APRIL 30, 1998



                    NOW TWO MFS(R) IRA CHOICES (see page 28)

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

[Photo of A. Keith Brodkin]    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
                               unexpectedly at age 62. His thoughtful
                               letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Federal Tax Information ................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 27
Now two MFS(R) IRA choices ................................................ 28
Trustees and Officers ..................................................... 29

--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE 12 MONTHS ENDED APRIL 30, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 5.02%, CLASS B SHARES 4.22%, AND CLASS C SHARES 4.13%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o A GREATER EMPHASIS HAS BEEN PLACED ON ACHIEVING A COMPETITIVE YIELD FOR THE FUND. WITH THE FUND'S AVERAGE MATURITY A RELATIVELY SHORT THREE YEARS, WE BELIEVE IT MAKES SENSE TO SEEK A SLIGHTLY HIGHER YIELD.

   o THE FUND HAS BENEFITED FROM THE INCREASING FISCAL STRENGTH OF MOST MUNICIPALITIES, WHOSE REVENUES HAVE INCREASED AND WHOSE FISCAL RESTRAINT HAS IMPROVED.

   o AMONG SECTORS, THE FUND HAS SEEN GOOD PERFORMANCE FROM WATER AND SEWER AUTHORITIES AS WELL AS ELECTRIC UTILITIES, WHICH ARE REQUIRED OR ESSENTIAL SERVICES.

--------------------------------------------------------------------------------
         NOT FDIC INSURED         MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
      Jeffrey L. Shames

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

May 14, 1998

--------------------------------------------------------------------------------
   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE
   MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED
   MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO
   MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A
   MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED
   CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.
--------------------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGER

-----------------------

[Photo of John P. Kihn]

-----------------------
     John P. Kihn

For the 12 months ended April 30, 1998, Class A shares of the Fund provided a total return of 5.02%, Class B shares 4.22%, and Class C shares 4.13%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to returns of 5.54% and 6.74% for the Lehman Brothers Municipal Bond Three-Year and Five-Year indices, respectively. These are unmanaged indices of investment-grade, fixed-rate municipal bonds. The Fund's returns also compare to a 5.29% return for the average short/ intermediate term municipal bond fund as compiled by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. YOU HAVE MADE A CHANGE IN HOW THE FUND IS MANAGED IN RECENT MONTHS. COULD YOU TALK ABOUT THAT?

A. We have placed a greater emphasis on yield. With the Fund's average maturity being so short, that is, between three and four years and usually closer to three years, we believe it makes sense to seek a slightly higher yield.

Q. WHAT ARE YOU DOING TO TRY AND GET A HIGHER YIELD?

A. We have been able to sell off some of the Fund's shorter-term, lower-yielding securities. Then, as we have purchased newer securities, we have tended to buy issues with higher yields. We have selectively increased the Fund's weighting in "BBB"-rated securities and gradually increased the portfolio's average maturity.

Q. IS IT GETTING HARDER TO FIND "BBB"-SECURITIES THAT YOU'RE COMFORTABLE OWNING IN THIS ENVIRONMENT OF IMPROVING MUNICIPAL FINANCES?

A. It wasn't hard at the beginning of the year, but it's become a little more difficult lately. We are analyzing very carefully "BBB" credits that come to market. "A" and "AA" issues are also available, but we don't think they have been as attractively priced. For example, there are some "AA" bonds that have the same yield or less than "AAA"-insured bonds.

Q. HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OF THE PAST YEAR?

A. Interest rates generally declined in 1997 after fluctuating at the beginning of the year. We saw a similar trend at the beginning of this year. Despite the general choppiness, there has been a flattening of the yield curve. Generally, interest-rate levels reflect inflation expectations, and the flattening yield curve reflects expectation of a slowing economy.

Q. WHAT ABOUT THE MUNICIPAL MARKET? HOW WOULD YOU DESCRIBE THAT ENVIRONMENT?

A. One of the biggest themes of the past year or two has been the fiscal strength of most municipalities. With very few exceptions, most of them are in their best financial shape in many years. Their receipts are up and their fiscal restraint has improved, so instead of spending all the money coming in, they seem to be maintaining or adding to their reserves. In terms of other sectors, we have liked water and sewer authorities as well as electric utilities. Basically, these are required or essential services, and we prefer to skew the portfolio toward such services when we can. We've done well with cyclical holdings because the economy's been strong, but at some point we might want to trade some of our cyclical exposure for more essential services holdings.

Q. HAVE THERE BEEN ANY MAJOR NEW DEVELOPMENTS IN THIS MARKET SINCE THE LAST REPORT?

A. The ratio of credit-rating upgrades to downgrades has been extraordinary. According to Moody's Investors Service, 258 issuers were upgraded, versus 101 being downgraded during the past calendar year. You see that occasionally in the corporate market, but it's quite unusual in the municipal market, in which politics tends to create more spending, not less. For whatever reason, and it may grow out of voting patterns, municipalities have decided they should spend more conservatively. As a result of strengthening credits, the yield spread between the highest- and lowest-rated investment-grade securities has narrowed, which has allowed lower-quality investment-grade bonds to outperform.

Q. WHAT ABOUT THE RISE IN BOND INSURANCE? COULD YOU TELL US HOW THIS HAS AFFECTED THE MUNICIPAL MARKET AND HOW YOU MANAGE THE FUND?

A. A lot of bonds rated "AAA" are covered by bond insurance. Close to half of the Fund's holdings are insured. The insurers have become much bigger players, and they've taken away a lot of the credit plays, which has made it a little more difficult to find good deals. At the same time, we feel the underlying credit strength of the insurance companies is very important, and we evaluate the creditworthiness of all the insurers.

Q. COULD YOU TALK ABOUT SOME SECTORS IN WHICH THE FUND IS INVESTED?

A. We've seen decent value in health care, mostly in hospitals, and in some housing-related bonds although, for a shorter-term fund like this, most housing issues don't fit the prospectus requirements because securities from that group tend to be longer term in nature. We have also found tax-backed bonds to be relatively attractive.

Q. DO YOU SEE ANY RISKS FOR THE MUNICIPAL MARKET GOING FORWARD, AND HOW CAN YOU POSITION THE FUND TO MANAGE THOSE RISKS?

A. The biggest risk is yield. With this type of fund, if interest rates were to go down a lot, you couldn't replace the higher-yielding bonds and get the same yield. Because so many bonds in this type of portfolio mature every year, it can be a big issue.

Q. LOOKING AHEAD, WHAT CHANGES DO YOU SEE IN YOUR INVESTMENT ENVIRONMENT, AND HOW ARE YOU POSITIONING THE FUND FOR THEM?

A. We're neutral to bullish on interest rates. That is, we think they'll stay about where they are now but, over time, they may move down a bit. We also don't expect spreads between credit qualities to tighten much more from here, and we expect a continuation of the theme of better fiscal restraint at the municipal level. If anything, we think that trend will expand.

/s/ John P. Kihn

    John P. Kihn
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   NOTE TO SHAREHOLDERS: EFFECTIVE DECEMBER 15, 1997, THE FUND IS BEING MANAGED BY JOHN P. KIHN, WHO SUCCEEDS ROBERT A. DENNIS.

   JOHN P. KIHN IS A VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL INCOME FUND, MFS(R) MUNICIPAL LIMITED MATURITY FUND, AND MFS(R) FLORIDA, NEW YORK, AND TENNESSEE MUNICIPAL BOND FUNDS. MR. KIHN JOINED MFS AS A QUANTITATIVE ANALYST IN OCTOBER 1997 AFTER WORKING AS A SENIOR QUANTITATIVE ANALYST WITH A MAJOR INVESTMENT MANAGEMENT FIRM. MR. KIHN EARNED A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, BERKELEY, A MASTER'S DEGREE IN BUSINESS ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, SANTA BARBARA, AND A DOCTORATE DEGREE IN ACCOUNTING AND FINANCE FROM THE LONDON SCHOOL OF ECONOMICS.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                           FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION
                           OF SHAREHOLDERS' CAPITAL.
  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   MARCH 17, 1992

  CLASS INCEPTION:         CLASS A  MARCH 17, 1992
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS C  JULY 1, 1994

  SIZE:                    $48.5 MILLION NET ASSETS AS OF APRIL 30, 1998

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Municipal Limited Maturity Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 2.50% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from April 1, 1992, through April 30, 1998)

           MFS Municipal     Lehman Brothers   Lehman Brothers    Consumer
         Limited Maturity    Municipal Bond    Municipal Bond    Price Index
         Fund - Class A     Three-Year Index   Five-Year Index    -- U.S.
-----------------------------------------------------------------------------

4/92      $ 9,746             $10,000             $10,000         $10,000
4/94       10,950              11,194              11,437          10,581
4/96       11,918              12,447              12,891          11,211
4/98       12,956              13,740              14,400          11,666

AVERAGE ANNUAL TOTAL RETURNS THROUGH APRIL 30, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                              1 Year     3 Years     5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                   +5.02%      +4.54%      +3.88%          +4.73%
------------------------------------------------------------------------------------------------------------
SEC Results                                                   +2.39%      +3.67%      +3.35%          +4.30%
------------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                              1 Year     3 Years     5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                   +4.22%      +3.75%      +3.09%          +4.03%
------------------------------------------------------------------------------------------------------------
SEC Results                                                   +0.22%      +2.81%      +2.72%          +4.03%
------------------------------------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                              1 Year     3 Years     5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                   +4.13%      +3.66%      +3.22%          +4.19%
------------------------------------------------------------------------------------------------------------
SEC Results                                                   +3.13%      +3.66%      +3.22%          +4.19%
------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                              1 Year     3 Years     5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------
Average short/intermediate term municipal bond fund**         +5.29%      +4.75%      +4.34%          +4.80%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Three-Year Index+              +5.54%      +5.46%      +4.75%          +5.29%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Five-Year Index+               +6.74%      +6.08%      +5.34%          +6.08%
------------------------------------------------------------------------------------------------------------
Consumer Price Index+#                                        +1.44%      +2.27%      +2.45%          +2.63%
------------------------------------------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, March 17, 1992, through
   April 30, 1998.
** Source: Lipper Analytical Services, Inc.
 + Source: CDA/Wiesenberger.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 2.50% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1998

QUALITY RATINGS

                "AAA                                49.5%
                "BBB"                               24.5%
                "AA"                                17.0%
                "A"                                  7.3%
                Not Rated                            1.7%

   FEDERAL TAX INFORMATION

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   FOR FEDERAL INCOME TAX PURPOSES, 100% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED APRIL 30, 1998, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

PORTFOLIO OF INVESTMENTS -- April 30, 1998

Municipal Bonds - 98.1%
--------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
--------------------------------------------------------------------------------------------------------
General Obligation - 21.9%
  Bridgeport, CT, AMBAC, 5.25s, 1999                                     $1,155              $ 1,174,981
  Commonwealth of Puerto Rico, 5.5s, 2001                                   500                  517,345
  Harrisburg, PA, 0s, 2004                                                  825                  619,022
  Honolulu, HI, FGIC, 5s, 2002                                              350                  358,747
  Indianapolis, IN, Local Public Improvement Bond Bank, 6.25s, 2001       1,000                1,047,600
  Irving, TX, Independent School District, 0s, 2003                         350                  282,261
  Lawrence, MA, AMBAC, 9.7s, 2001                                         1,000                1,140,340
  Milwaukee, WI, Metropolitan Sewage District, 6.7s, 2001                   500                  536,790
  New York City, NY, 5s, 2001                                               650                  659,061
  New York City, NY, 5.5s, 2001                                             275                  282,931
  New York City, NY, 6.125s, 2001                                           600                  628,476
  New York City, NY, 5.7s, 2002                                             500                  521,080
  New York City, NY, 5.3s, 2003                                             500                  514,060
  North Slope Borough, AK, MBIA, 0s, 2001                                   600                  534,366
  State of Louisiana, FGIC, 6s, 2000                                        500                  520,520
  State of New Jersey, 5.5s, 2002                                           850                  889,636
  Stephenville, TX, Independent School District, 0s, 2004                   500                  384,050
                                                                                             -----------
                                                                                             $10,611,266
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - 14.9%
  Metro Transportation Authority, NY, 5s, 2003                           $  350              $   355,418
  Michigan Building Authority Rev., 6.2s, 2002                            1,000                1,076,710
  Michigan Building Authority Rev., 5.4s, 2003                              375                  394,406
  New York Dormitory Authority Rev. (City University), 5s, 2000             500                  506,895
  New York Dormitory Authority Rev. (City University), 5s, 2003           1,060                1,076,409
  New York Dormitory Authority Rev. (State University), 4.9s, 2000          250                  253,558
  New York Medical Care Facilities Finance Agency Rev., 5.9s, 2000          175                  180,922
  New York Urban Development (Correctional Facilities), 5.5s, 2001          375                  383,977
  New York Urban Development (Correctional Facilities), 5.5s, 2001        1,000                1,023,940
  New York Urban Development Corp. Rev., 6s, 2002                         1,000                1,047,220
  Ohio Building Authority Rev., 5.25s, 2003                                 400                  415,680
  State of Utah, Building Ownership Authority, 5.5s, 2000                   500                  513,480
                                                                                             -----------
                                                                                             $ 7,228,615
--------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 2.0%
  Colorado Health Facilities Authority Rev., National
    Benevolent Assn., 4.5s, 2002                                         $  280              $   277,852
  Mississippi Gulf Coast Regional Wastewater Authority
    Rev., MBIA, 4.5s, 2004(S)(S)                                            500                  493,000
  San Antonio, TX, Water Rev., FGIC, 5.8s, 1999                             175                  178,315
                                                                                             -----------
                                                                                             $   949,167
--------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 4.5%
  Atlanta, GA, Airport Facilities Rev., AMBAC, 5.5s, 2001                $  500              $   515,000
  Denver, CO, City & County Airport Rev., 5.5s, 1999                        650                  659,288
  Indianapolis, IN, Airport Authority Rev., FGIC, 5s, 1999                1,000                1,011,010
                                                                                             -----------
                                                                                             $ 2,185,298
--------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 13.1%
  Intermountain Power Agency, UT, Power Supply Rev., MBIA,
    5.25s, 1999                                                          $  500              $   507,185
  Intermountain Power Agency, UT, Power Supply Rev., FSA,
    5.25s, 2001                                                             500                  513,250
  Municipal Electric Authority, GA, MBIA, 5s, 2002                          600                  611,388
  North Carolina Municipal Power, MBIA, 5s, 2001                            500                  506,910
  Sacramento, CA, Municipal Utility District Electric
    Rev., FGIC, 6s, 2001                                                    620                  652,432
  Southern California Public Power Authority, Power
    Project Rev., FSA, 5s, 2004(S)(S)                                       500                  511,035
  Washington Public Power Supply System Rev., 5s, 2000                    1,500                1,521,615
  Washington Public Power Supply System Rev., 5.45s, 2000                 1,500                1,535,355
                                                                                             -----------
                                                                                             $ 6,359,170
--------------------------------------------------------------------------------------------------------
Health Care Revenue - 7.4%
  Delaware County, PA, Hospital Rev. (Crozer-Chester
    Medical Center), 4.75s, 2005                                         $  500              $   490,075
  Denison, TX, Hospital Authority (Texoma Medical Center,
    Inc.), 5.25s, 2001                                                      215                  218,995
  Michigan Hospital Finance Authority Rev. (Genesys Health
    System), 5.5s, 2007                                                     750                  771,780
  Michigan Hospital Finance Authority Rev. (Mercy Health
    Services), 5.5s, 2000                                                   500                  514,160
  Missouri Health & Educational Facilities Authority Rev
    (Freeman Health Systems), 4.65s, 2003                                   450                  445,986
  New York Dormitory Authority Rev., Secured Hospital (St
    Clare's Hospital), 4.5s, 2003                                           300                  298,458
  New York Dormitory Authority Rev. (Manhattan Eye, Ear &
    Throat Hospital), 4.6s, 2001                                            500                  501,720
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 5.55s, 2001                                            335                  340,675
                                                                                             -----------
                                                                                             $ 3,581,849
--------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.8%
  De Soto Parish, LA, Pollution Control Rev
    (International Paper Co.), 5.05s, 2002                               $  350              $   361,368
--------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.0%
  Delaware County, IN, Hospital Authority (Ball Memorial
    Hospital), AMBAC, 6.625s, 2001                                       $1,600              $ 1,670,672
  Huntsville, AL, Health Care Authority, MBIA, 4.3s, 2002                   500                  497,880
  Illinois Educational Facilities Authority Rev. (Sherman
    Health Systems), AMBAC, 5s, 2003                                        250                  255,095
  Illinois Health Facilities Authority Rev. (Holy Family
    Medical Center), MBIA, 5s, 2004                                         325                  329,816
  Indiana Health Facilities Hospital Rev. (Sisters of St.
    Francis Health), MBIA, 5s, 2002                                         250                  254,410
  Jackson County, MI, Hospital Finance Authority (Foote
    Memorial Hospital), AMBAC, 4.375s, 2002                                 200                  199,338
  Spartanburg County, SC, Health Service, MBIA, 4.5s, 2002                  675                  675,466
                                                                                             -----------
                                                                                             $ 3,882,677
--------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.6%
  New York Dormitory Authority Rev., Albany County State
    Service Contract, 5s, 2003                                           $  180              $   182,659
  Rhode Island Housing & Mortgage Finance Corp., AMBAC, 5.15s, 2001       1,000                1,025,660
  Rhode Island Housing & Mortgage Finance Corp., AMBAC, 5.25s, 2002       1,000                1,032,470
                                                                                             -----------
                                                                                             $ 2,240,789
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 0.7%
  Alaska Housing Finance Corp., MBIA, 4.55s, 2002                        $  350              $   350,690
--------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 2.1%
  Delaware County, PA, Industrial Development Authority
    Rev. (Recovery Facilities), 5.5s, 2000                               $1,000              $ 1,017,310
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.6%
  Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003                        $  400              $   407,112
  Colorado Student Obligation Bond Authority, 6.125s, 1998                   40                   40,402
  Louisiana Public Facilities Authority (Student Loan Rev.), 6.5s, 2002     770                  810,479
                                                                                             -----------
                                                                                             $ 1,257,993
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.1%
  New Jersey Transit Corp., FSA, 5s, 2000                                $1,000              $ 1,014,360
--------------------------------------------------------------------------------------------------------
Universities - 4.0%
  California Educational Facilities Authority Rev
    (College & University), 5.15s, 2000                                  $  360              $   363,816
  District of Columbia (Georgetown University), MBIA, 5.5s, 2001            500                  514,960
  Metropolitan Nashville, TN, Vanderbilt University, 5.25s, 2001            500                  513,045
  State of New Hampshire, Higher Education & Health (New
    Hampshire College), 5.65s, 2003                                         345                  348,288
  State of Utah, Board Regents Rev. (University of Utah
    Hospital), AMBAC, 5s, 2002                                              200                  204,486
                                                                                             -----------
                                                                                             $ 1,944,595
--------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 2.6%
  Philadelphia, PA, Water & Sewer Rev., MBIA, 0s, 2002                   $  500              $   410,355
  San Antonio, TX, Water Revenue, FGIC, 5.8s, 1999                          825                  840,122
                                                                                             -----------
                                                                                             $ 1,250,477
--------------------------------------------------------------------------------------------------------
Other - 6.8%
  Connecticut Special Assessment, AMBAC, 5s, 1999                        $1,000              $ 1,017,930
  Michigan Underground Storage, AMBAC, 5s, 1999                           1,000                1,010,460
  State of Minnesota Rev., AMBAC, 5s, 1999                                  500                  506,790
  Virgin Islands Public Finance Authority, "D",  6s, 2006(S)(S)             750                  772,312
                                                                                             -----------
                                                                                             $ 3,307,492
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $46,979,835)                                         $47,543,116
--------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.5%
--------------------------------------------------------------------------------------------------------
  St. Lucie County, FL, Pollution Control Rev., due 05/01/ 98,
    at Amortized Cost                                                    $1,200              $ 1,200,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $48,179,835)                                             $48,743,116
Other Assets, Less Liabilities - (0.6)%                                                         (279,046)
--------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                          $48,464,070
--------------------------------------------------------------------------------------------------------

(S)(S) When-issued security. At April 30, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
APRIL 30, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $48,179,835)         $48,743,116
  Receivable for Fund shares sold                                  217,943
  Receivable for investments sold                                1,345,996
  Interest receivable                                              677,863
                                                               -----------
    Total assets                                               $50,984,918
                                                               -----------
Liabilities:
  Notes payable                                                $   489,164
  Distributions payable                                             55,982
  Payable for Fund shares reacquired                               168,791
  Payable for investments purchased                              1,786,622
  Payable to affiliates -
    Management fee                                                     389
    Distribution and service fee                                    12,184
  Accrued expenses and other liabilities                             7,716
                                                               -----------
      Total liabilities                                        $ 2,520,848
                                                               -----------
Net assets                                                     $48,464,070
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $48,570,077
  Unrealized appreciation on investments                           563,281
  Accumulated net realized loss on investments                    (698,822)
  Accumulated undistributed net investment income                   29,534
                                                               -----------
      Total                                                    $48,464,070
                                                               ===========
Shares of beneficial interest outstanding                       6,407,506
                                                                =========
Class A shares:
  Net asset value per share
    (net assets of $37,595,456 / 4,969,553 shares of
     beneficial interest outstanding)                            $7.57
                                                                 =====
  Offering price per share (100 / 97.5)                          $7.76
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $7,618,264 / 1,008,323 shares of
     beneficial interest outstanding)                            $7.56
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,250,350 / 429,630 shares of beneficial
     interest outstanding)                                       $7.57
                                                                 =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 1998
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                    $2,348,905
                                                                     ----------
  Expenses -
    Management fee                                                   $  194,231
    Trustees' compensation                                               12,186
    Shareholder servicing agent fee                                      60,554
    Distribution and service fee (Class A)                               58,119
    Distribution and service fee (Class B)                               62,952
    Distribution and service fee (Class C)                               30,166
    Administrative fee                                                    6,876
    Custodian fee                                                        18,499
    Printing                                                             35,667
    Postage                                                               5,137
    Auditing fees                                                        29,034
    Legal fees                                                            1,286
    Registration fee                                                     36,130
    Interest Expense                                                        239
    Miscellaneous                                                        15,793
                                                                     ----------
      Total expenses                                                 $  566,869
    Reduction of expenses by investment adviser                         (40,574)
    Reduction of expenses pursuant to reimbursement agreement           (18,905)
    Fees paid indirectly                                                 (8,136)
                                                                     ----------
      Net expenses                                                   $  499,254
                                                                     ----------
        Net investment income                                        $1,849,651
                                                                     ----------
Realized and unrealized gain on investments:
  Realized gain  on investment transactions (identified cost
    basis)                                                           $  174,996
  Change in unrealized appreciation on investments                      276,447
                                                                     ----------
      Net realized and unrealized gain on investments                $  451,443
                                                                     ----------
        Increase in net assets from operations                       $2,301,094
                                                                     ==========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                     1998                         1997
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $ 1,849,651                 $  2,111,635
  Net realized gain on investments                                    174,996                       56,348
  Net unrealized gain (loss) on invesments                            276,447                     (260,759)
                                                                  -----------                 ------------
    Increase in net assets from operations                        $ 2,301,094                 $  1,907,224
                                                                  -----------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $(1,537,831)                $ (1,788,875)
  From net investment income (Class B)                               (218,920)                    (218,897)
  From net investment income (Class C)                                (94,027)                     (97,816)
                                                                  -----------                 ------------
      Total distributions declared to shareholders                $(1,850,778)                $ (2,105,588)
                                                                  -----------                 ------------
Fund share (principal) transactions -
    Decrease in net assets from Fund share transactions           $(2,739,830)                $(10,197,380)
                                                                  -----------                 ------------
        Total decrease in net assets                              $(2,289,514)                $(10,395,744)
Net assets:
  At beginning of period                                           50,753,584                   61,149,328
                                                                  -----------                 ------------
At end of period (including accumulated undistributed net
  investment income of $29,534 and $30,661, respectively)         $48,464,070                 $ 50,753,584
                                                                  ===========                 ============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                            1998              1997              1996              1995
--------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                         $ 7.50            $ 7.53            $ 7.45            $ 7.47
                                                              ------            ------            ------            ------
Income from investment operations# -
  Net investment income(S)                                    $ 0.30            $ 0.29            $ 0.30            $ 0.28
  Net realized and unrealized gain (loss) on
    investments                                                 0.07             (0.03)             0.08             (0.02)
                                                              ------            ------            ------            ------
    Total from investment operations                          $ 0.37            $ 0.26            $ 0.38            $ 0.26
                                                              ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.30)           $(0.29)           $(0.30)           $(0.28)
  In excess of net investment income(++)                        --                --                --               (0.00)
                                                              ------            ------            ------            ------
    Total distributions declared to shareholders              $(0.30)           $(0.29)           $(0.30)           $(0.28)
                                                              ------            ------            ------            ------
Net asset value - end of period                               $ 7.57            $ 7.50            $ 7.53            $ 7.45
                                                              ======            ======            ======            ======
Total return(+)                                                5.02%             3.51%             5.11%             3.55%
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                     0.87%             0.95%             0.95%             0.95%
  Net investment income                                        3.97%             3.86%             4.00%             3.74%
Portfolio turnover                                               51%               78%               43%               50%
Net assets at end of period (000 omitted)                    $37,595           $40,953           $50,387           $64,329

   # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended April 30, 1995, the per share distributions in excess of the net investment income were $0.002.
 (S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of their management fee and the distributor did not impose a portion of its service fee. If these fees had been incurred by the Fund, and if other expenses had not been limited to 0.40%, the net investment income per share and the ratios would have been:

    Net investment income                                     $ 0.30            $ 0.29            $ 0.30            $ 0.28
    Ratios (to average net assets):
      Expenses##                                               1.01%             1.02%             0.99%             0.95%
      Net investment income                                    3.85%             3.79%             3.96%             3.74%

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------
                                                             EIGHT MONTHS
                                                                    ENDED                 YEAR ENDED AUGUST 31,
                                                                APRIL 30,           ---------------------------------
                                                                     1994                  1993                 1992*
---------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                              $ 7.72                $ 7.43                $ 7.31
                                                                   ------                ------                ------
Income from investment operations -
  Net investment income(S)                                         $ 0.19                $ 0.31                $ 0.15
  Net realized and unrealized gain (loss) on investments            (0.22)                 0.30                  0.12
                                                                   ------                ------                ------
    Total from investment operations                               $(0.03)               $ 0.61                $ 0.27
                                                                   ------                ------                ------
Less distributions declared to shareholders -
  From net investment income(+++)                                  $(0.19)               $(0.31)               $(0.15)
  From net realized gain on investments                              --                   (0.01)                 --
  In excess of net investment income(++)                            (0.00)                 --                    --
  In excess of net realized gain on investments                     (0.03)                 --                    --
                                                                   ------                ------                ------
    Total distributions declared to shareholders                   $(0.22)               $(0.32)               $(0.15)
                                                                   ------                ------                ------
Net asset value - end of period                                    $ 7.47                $ 7.72                $ 7.43
                                                                   ======                ======                ======
Total return(+)                                                   (0.59)%+                8.47%                 8.26%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                          0.89%+                0.68%                 0.55%+
  Net investment income                                             3.72%+                4.04%                 4.25%+
Portfolio turnover                                                    48%                   69%                    8%
Net assets at end of period (000 omitted)                         $83,367               $87,192               $21,312

    * For the period from the commencement of the Fund's investment operations, March 17, 1992, through August 31, 1992.
    + Annualized.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (++) For the eight months ended April 30, 1994, the per share distributions in excess of the net investment income were
      $0.002.
(+++) For the year ended August 31, 1992, the per share distributions from net investment income includes a per share distribution from paid-in capital of $0.0007.
  (S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of their management fee and the distributor did not impose a portion of its service fee. If these fees had been incurred by the Fund, and if other expenses had not been limited to 0.40%, the net investment income per share and the ratios would have been:

    Net investment income                                          $ 0.18                $ 0.28                $ 0.13
    Ratios (to average net assets):
      Expenses                                                      1.12%+                1.16%                 1.16%+
      Net investment income                                         3.49%+                3.57%                 3.64%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                    1998             1997            1996            1995          1994**
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                 $ 7.49           $ 7.52          $ 7.44          $ 7.46          $ 7.75
                                                      ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                            $ 0.24           $ 0.23          $ 0.25          $ 0.21          $ 0.14
  Net realized and unrealized gain (loss) on
    investments                                         0.07            (0.03)           0.07           (0.02)          (0.26)
                                                      ------           ------          ------          ------          ------
    Total from investment operations                  $ 0.31           $ 0.20          $ 0.32          $ 0.19          $(0.12)
                                                      ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                          $(0.24)          $(0.23)         $(0.24)         $(0.21)         $(0.13)
  In excess of net investment income(++)                --               --              --             (0.00)          (0.01)
  In excess of net realized gain on investments         --               --              --              --             (0.03)
                                                      ------           ------          ------          ------          ------
    Total distributions declared to
      shareholders                                    $(0.24)          $(0.23)         $(0.24)         $(0.21)         $(0.17)
                                                      ------           ------          ------          ------          ------
Net asset value - end of period                       $ 7.56           $ 7.49          $ 7.52          $ 7.44          $ 7.46
                                                      ======           ======          ======          ======          ======
Total return                                           4.22%            2.71%           4.34%           2.67%         (2.37)%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses                                             1.64%            1.73%           1.70%           1.80%           1.74%+
  Net investment income                                3.20%            3.08%           3.25%           2.88%           2.79%+
Portfolio turnover                                       51%              78%             43%             50%             48%
Net assets at end of period (000 omitted)             $7,618           $6,503          $7,749          $7,792          $7,415

  ** For the period from the inception of Class B, September 7, 1993, through April 30, 1994.
   + Annualized.
   # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended April 30, 1995, the per share distributions in excess of the net investment income were $0.001.
 (S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of their management fee and the distributor did not impose a portion of its service fee. If these fees had been incurred by the Fund, and if other expenses had not been limited to 0.40%, the net investment income per share and the ratios would have been:

    Net investment income                             $ 0.24           $ 0.23          $ 0.25          $ 0.21          $ 0.12
    Ratios (to average net assets):
      Expenses##                                       1.78%            1.80%           1.74%           1.80%           2.05%+
      Net investment income                            3.08%            3.01%           3.21%           2.88%           2.48%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                           1998              1997              1996            1995***
--------------------------------------------------------------------------------------------------------------------------
                                                            CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                        $ 7.50            $ 7.53            $ 7.45             $ 7.45
                                                             ------            ------            ------             ------
Income from investment operations# -
  Net investment income(S)                                   $ 0.23            $ 0.23            $ 0.23             $ 0.21
  Net realized and unrealized gain (loss) on
    investments                                                0.08             (0.03)             0.08              (0.02)
                                                             ------            ------            ------             ------
    Total from investment operations                         $ 0.31            $ 0.20            $ 0.31             $ 0.19
                                                             ------            ------            ------             ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.24)           $(0.23)           $(0.23)            $(0.19)
  In excess of net investment income(++)                       --                --                --                (0.00)
                                                             ------            ------            ------             ------
    Total distributions declared to shareholders             $(0.24)           $(0.23)           $(0.23)            $(0.19)
                                                             ------            ------            ------             ------
Net asset value - end of period                              $ 7.57            $ 7.50            $ 7.53             $ 7.45
                                                             ======            ======            ======             ======
Total return                                                  4.13%             2.64%             4.23%              2.53%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                    1.72%             1.80%             1.80%              1.79%+
  Net investment income                                       3.11%             3.03%             3.16%              2.77%+
Portfolio turnover                                              51%               78%               43%                50%
Net assets at end of period (000 omitted)                    $3,250            $3,297            $3,013             $1,934

 *** For the period from the inception of Class C, July 1, 1994, through April 30, 1995.
   + Annualized.
   # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the period ended April 30, 1995, the per share distributions in excess of the net investment income were $0.001.
 (S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of their management fee and the distributor did not impose a portion of its service fee. If these fees had been incurred by the Fund, and if other expenses had not been limited to 0.40%, the net investment income per share and the ratios would have been:

    Net investment income                                    $ 0.23            $ 0.22            $ 0.23             $ 0.21
    Ratios (to average net assets):
      Expenses##                                              1.86%             1.87%             1.84%              1.79%+
      Net investment income                                   2.99%             2.96%             3.12%              2.77%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $698,822, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($623,925), April 30, 2004, ($32,070), and April
30, 2005, ($42,827).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $210,822.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,543 for the year ended April 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $6,681 for the year ended April 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,617 for the year ended April 30, 1998. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended April 30, 1998, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,631 and $64 for Class B and Class C shares, respectively, for the year ended April 30, 1998. Fees incurred under the distribution plan during the year ended April 30, 1998, were 0.92% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 1998, were $4, $22,607, and $2,729 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $25,028,397 and $26,861,671, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $48,179,835
                                                                  -----------
Gross unrealized appreciation                                     $   593,227
Gross unrealized depreciation                                         (29,946)
                                                                  -----------
    Net unrealized appreciation                                   $   563,281
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                          YEAR ENDED APRIL 30, 1998                    YEAR ENDED APRIL 30, 1997
                                     ------------------------------               ------------------------------
                                          SHARES             AMOUNT                    SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                            2,109,268       $ 15,995,108                 1,574,476       $ 11,862,568
Shares issued to shareholders in
  reinvestment of distributions          131,414            997,128                   160,862          1,211,040
Shares reacquired                     (2,733,116)       (20,723,328)               (2,966,712)       (22,348,637)
                                      ----------       ------------                ----------       ------------
    Net decrease                        (492,434)      $ (3,731,092)               (1,231,374)      $ (9,275,029)
                                      ==========       ============                ==========       ============
Class B Shares
                                          YEAR ENDED APRIL 30, 1998                    YEAR ENDED APRIL 30, 1997
                                     ------------------------------               ------------------------------
                                          SHARES             AMOUNT                    SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                              341,799       $  2,591,558                   222,124       $  1,670,226
Shares issued to shareholders in
  reinvestment of distributions           15,368            116,495                    15,642            117,619
Shares reacquired                       (217,312)        (1,644,108)                 (399,994)        (3,007,251)
                                      ----------       ------------                ----------       ------------
    Net increase (decrease)              139,855       $  1,063,945                  (162,228)      $ (1,219,406)
                                      ==========       ============                ==========       ============
Class C Shares
                                          YEAR ENDED APRIL 30, 1998                    YEAR ENDED APRIL 30, 1997
                                     ------------------------------               ------------------------------
                                          SHARES             AMOUNT                    SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                              168,203       $  1,277,137                   199,462       $  1,502,376
Shares issued to shareholders in
  reinvestment of distributions           11,712             88,876                    12,406             93,436
Shares reacquired                       (189,973)        (1,438,696)                 (172,386)        (1,298,757)
                                      ----------       ------------                ----------       ------------
    Net increase (decrease)              (10,058)      $    (72,683)                   39,482       $    297,055
                                      ==========       ============                ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 1998, was $249. The Fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowing may be made to temporarily finance the repurchase of fund shares. During the year ended April 30, 1998, the maximum amount outstanding, and the amount outstanding at April 30, 1998, was $489,164. Interest expense incurred on the borrowings amounted to $209 for the period ended, and the weighted average interest rate on borrowings was 6.3%.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IX and Shareholders of
MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the series constituting MFS Series Trust IX) as of April 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended April 30, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended April 30, 1998, the eight-month period ended April 30, 1994, and each of the years in the two-year period ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund at April 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 5, 1998

MFS(R) Municipal Limited Maturity Fund

Trustees                                              Custodian
Richard B. Bailey* - Private Investor;                State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                             Auditors
                                                      Deloitte & Touche LLP
Peter G. Harwood - Private Investor
                                                      Investor Information
J. Atwood Ives - Chairman and Chief Executive         For MFS stock and bond market outlooks, call
Officer, Eastern Enterprises                          toll free: 1-800-637-4458 anytime from a
                                                      touch-tone telephone.
Lawrence T. Perera - Partner, Hemenway
& Barnes                                              For information on MFS mutual funds, call your
                                                      financial adviser or, for an information kit,
William J. Poorvu - Adjunct Professor, Harvard        call toll free: 1-800-637-2929 any business
University Graduate School of Business                day from 9 a.m. to 5 p.m. Eastern time (or
Administration                                        leave a message anytime).

Charles W. Schmidt - Private Investor                 Investor Service
                                                      MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                   P.O. Box 2281
Vice President, Director, and Secretary,              Boston, MA 02107-9906
MFS Investment Management
                                                      For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                  1-800-225-2606 any business day from
Executive Officer, and Director,                      8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                      For service to speech- or hearing-impaired,
Elaine R. Smith - Independent Consultant              call toll free: 1-800-637-6576 any business
                                                      day from 9 a.m. to 5 p.m. Eastern time. (To
David B. Stone - Chairman, North American             use this service, your phone must be equipped
Management Corp. (investment advisers)                with a Telecommunications Device for the
                                                      Deaf.)
Investment Adviser
Massachusetts Financial Services Company              For share prices, account balances, and
500 Boylston Street                                   exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                 (1-800-637-8255) anytime from a touch-tone
                                                      telephone.
Distributor
MFS Fund Distributors, Inc.                           World Wide Web
500 Boylston Street                                   www.mfs.com
Boston, MA 02116-3741
                                                                      For the fourth year in a row,
Portfolio Manager                                                     MFS earned a #1 ranking in the
John P. Kihn*                                         [Dalbar Logo]   DALBAR, Inc. Broker/Dealer
                                                                      Survey, Main Office Operations
Treasurer                                                             Service Quality Category. The
W. Thomas London*                                     firm achieved a 3.42 overall score on a
                                                      scale of 1 to 4 in the 1997 survey. A total
Assistant Treasurers                                  of 111 firms responded, offering input on
Mark E. Bradley*                                      the quality of service they received from 29
Ellen Moynihan*                                       mutual fund companies nationwide. The survey
James O. Yost*                                        contained questions about service quality in
                                                      11 categories, including "knowledge of
Secretary                                             operations contact," "keeping you informed,"
Stephen E. Cavan*                                     and "ease of doing business" with the firm.

Assistant Secretary
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) MUNICIPAL LIMITED                                            Bulk Rate
MATURITY FUND                                                     U.S. Postage
                                                                      Paid
[Logo] M F S(SM)                                                      MFS
INVESTMENT MANAGEMENT                                          -----------------
We invented the mutual fund(SM)



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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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